Exhibit 10.37

AMENDMENT TO LOAN AGREEMENT

This AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of this 20th of March, 2026 by and among Anapsss, Inc., a Korean corporation (the “Lender”) and GCT Research, Inc., a Korean corporation (the “Borrower”).

RECITALS

WHEREAS, the Lender and the Borrower entered into a loan agreement dated as of March 21, 2025 in the amount of KRW4,500,000,000 (the “Agreement”);

WHEREAS, pursuant to the terms of the Agreement, the outstanding principal amount of the Agreement accrues interest at the rate of 6.5% per annum with a maturity date of March 21, 2026 (the “Maturity Date”) as set forth therein;

WHEREAS, the Borrower hereby desires to extend the Maturity Date of the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises contained herein, the Borrower and the Lender, intending to be legally bound hereby agree:

1.
Maturity Date of Agreement. Notwithstanding anything in the Agreement, the Maturity Date of the Agreement shall be March 21, 2027. The principal balance of this Agreement, together with accrued interest, shall be payable on March 21, 2027.

2.
Interest. Interest shall accrue from the date of this Amendment on the unpaid principal amount KRW4,500,000,000 at a rate equal to 7.0% per annum.

3. Other Provisions Intact. Except as set forth in this Amendment, all the terms and provisions of the Agreement not otherwise altered or eliminated by this Amendment shall remain unchanged, unmodified and in full force and effect, and the Agreement shall be read together and construed in accordance with the terms of this Amendment.

4. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Witness Whereof, the Lender and the Borrower have executed this Amendment to Loan Agreement to be effective as of the day and year first above written.

LENDER:

Anapass, Inc.,
a Korean corporation

By:	/s/ Kyeongho Lee
Name:	Kyeongho Lee
Title:	Chief Executive Officer

BORROWER:

GCT Research, Inc.,
a Korean corporation

By:	/s/ Jeongmin Kim
Name:	Jeongmin Kim
Title:	President and Representative Director